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                           Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1999 on the financial statements of First Fortis Life Insurance Company and our report dated March 19, 1999 on the financial statements of First Fortis Life Insurance Company Variable Account A in the Post-Effective Amendment No.2 to the Registration Statement (Form N-4 No. 333-20343) and related Prospectus and Statement of Additional Information of First Fortis Life Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.


                              /s/
                              Ernst & Young LLP

Minneapolis, Minnesota
April 26, 1999